Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 8, 2012.

/s/ Wesley A Dodd, Jr.
Wesley A. Dodd, Jr., Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Georgia	)
) SS
County of Habersham	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 8, 2012, appeared Wesley A. Dodd, Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Stefanie Abbott
Notary Public

My commission expires: May 30, 2013

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 8, 2012.

/s/ Michael C. Shealy
Michael C. Shealy, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of South Carolina	)
) SS
County of Lexington	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 8, 2012, appeared Michael C. Shealy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Ann R. Addy
Notary Public

My commission expires: September 25, 2013

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 6, 2012.

/s/ Roger B. Moore
Roger B. Moore, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Virginia	)
) SS
County of Campbell	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 6, 2012, appeared Roger B. Moore, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Connie French
Notary Public

My commission expires: September 30, 2015

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 9, 2012.

/s/ James W. Bosler III, MD
James W. Bosler, III, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Kentucky	)
) SS
County of Bullitt	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 9, 2012, appeared James W. Bosler, III., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Rachelle Perkins
Notary Public

My commission expires: October 9, 2012

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 20, 2012.

/s/ Lucia G. Taylor-McCoy
Lucia G. Taylor-McCoy, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of West Virginia	)
) SS
County of Kanawha	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 20, 2012, appeared Lucia G. Taylor-McCoy, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Jessica B. Legg
Notary Public

My commission expires: April 13, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 8, 2012.

/s/ James W. Shaver
James W. Shaver, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of North Carolina	)
) SS
County of Rowan	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 8, 2012, appeared James W. Shaver., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Lynn R. Furr
Notary Public

My commission expires: September 18, 2012

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 15, 2012.

/s/ James W. Bridges, Jr.
James W. Bridges, Jr., Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 15, 2012, appeared James W. Bridges, Jr., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Matthew Ellis
Notary Public

My commission expires: May 17, 2012

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 19, 2012.

/s/ Daryl J. Doise
Daryl J. Doise, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Louisiana	)
) SS
County of Lafayette	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 19, 2012, appeared Daryl J. Doise, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Dennis L. Doise
Notary Public

My commission expires: At Death

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 13, 2012.

/s/ Stephen W. Mellor
Stephen W. Mellor, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 13, 2012, appeared Stephen W. Mellor, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Tonya Ludwig
Notary Public

My commission expires: January 19, 2016

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 12, 2012.

/s/ Daniel W. Rice, III
Daniel W. Rice, III, Director
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of North Carolina	)
) SS
County of Lenoir	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 12, 2012, appeared Daniel W. Rice, III., known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Lisa Willard Burwell
Notary Public

My commission expires: March 21, 2013

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 29, 2012.

/s/ Larry R. King
Larry R. King, Executive Vice President, Fraternal, Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 29, 2012, appeared Larry R. King, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Darlis Vauble
Notary Public

My commission expires: May 3, 2013

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 28, 2012.

/s/ Pamela J. Hernandez
Pamela J. Hernandez, Executive Vice President, Operations/Secretary, Director
Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Nebraska	)
) SS
County of Douglas	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 28, 2012, appeared Pamela J. Hernandez, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Tonya Ludwig
Notary Public

My commission expires: January 19, 2016

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of the Woodmen Variable Annuity Account, does hereby appoint Danny E. Cummins and Mark L. Schreier, and each of them severally, the undersigned’s true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned’s name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through the Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned’s name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of March 6, 2012.

/s/ Thomas T. Gallion III
Thomas T. Gallion, III, Chairman of the Board
Woodmen of The World Life Insurance Society and/or Omaha Woodmen Life Insurance Society

State of Alabama	)
) SS
County of Montgomery	)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of March 6, 2012, appeared Thomas T. Gallion, III, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

/s/ Mickie Peacock
Notary Public

My commission expires: September 10, 2012